Exhibit 10.1

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Third Amendment”) is dated as of February 21, 2013, and is made by and among PVR FINCO LLC, a Delaware limited liability company (the “Borrower”), the GUARANTORS LISTED ON THE SIGNATURE PAGES HERETO (individually a “Guarantor” and collectively, the “Guarantors”), the FINANCIAL INSTITUTIONS PARTY TO THE CREDIT AGREEMENT (AS HEREINAFTER DEFINED) (individually a “Lender” and collectively, the “Lenders”), BANK OF AMERICA, N.A., SUNTRUST BANK, BRANCH BANKING AND TRUST COMPANY and UNION BANK, each in its capacity as a documentation agent, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (the “Agent”). PNC Capital Markets LLC, RBC Capital Markets and Wells Fargo Bank, N.A. are Lead Arrangers, and RBC Capital Markets and Wells Fargo Bank, N.A. are Co-Syndication Agents under the Credit Agreement (defined below).

RECITALS:

WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement, dated as of August 13, 2010, as amended by that certain First Amendment to Credit Agreement dated April 19, 2011 and that certain Second Amendment to Credit Agreement dated April 23, 2012 (as so amended, the “Credit Agreement”) (unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement);

WHEREAS, the Borrower and the Guarantors have requested that the Lenders agree to make certain modifications to the Credit Agreement relating to the Leverage Ratio covenant as set forth more specifically herein, and the Required Lenders have agreed to amend the Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and incorporating the above-defined terms herein, the parties hereto agree as follows:

1. Recitals. The foregoing recitals are true and correct and incorporated herein by reference.

2. Amendments to Credit Agreement.

(a) Amendment to Section 1.1 [Certain Definitions] – New Definitions. Section 1.1 of the Credit Agreement is hereby amended to insert the following new definitions in the appropriate alphabetical order therein:

(i) “Third Amendment shall mean that certain Third Amendment to Credit Agreement by and among the Borrower, the other Loan Parties, the Required Lenders and the Agent dated as of February 21, 2013.”

(ii) “Third Amendment Date shall mean February 21, 2013.”

(b) Amendment to Section 1.1 [Certain Definitions] – Amended and Restated Definitions. The following definitions set forth in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

(i) “General Partner shall mean PVR GP, LLC, a Delaware limited liability company and the sole general partner of the Parent.”

(ii) “Parent shall mean PVR Partners, L.P., a Delaware limited partnership and its successors and permitted assigns.”

(c) Amendment to Section 7.2.16 [Maximum Leverage Ratio]. Section 7.2.16 of the Credit Agreement is hereby amended and restated as follows:

“7.2.16 Maximum Leverage Ratio.

The Loan Parties shall not permit the ratio of Consolidated Total Indebtedness of the Parent and its Restricted Subsidiaries, as measured at the end of each fiscal quarter, to Consolidated EBITDA, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to exceed 6.50 to 1.00 commencing with the fiscal period ending June 30, 2012 through the fiscal period ending December 31, 2012, 5.75 to 1.00 commencing with the fiscal period ending March 31, 2013 through the fiscal period ending June 30, 2013, 5.50 to 1.00 commencing with the fiscal period ending September 30, 2013 through the fiscal period ending December 31, 2013, and 5.25 to 1.00 commencing with the fiscal period ending March 31, 2014 and for each fiscal period thereafter.”

(d) Amendment and Restatement of Schedule 1.1(A). Schedule 1.1(A) to the Credit Agreement is hereby amended and restated in its entirety in the form bearing the same reference attached hereto.

(e) Amendment and Restatement of Schedule 1.1(B). Part 2 of Schedule 1.1(B) [Addresses for Notices to Borrower and Guarantors] to the Credit Agreement is hereby amended and restated in its entirety in the form bearing the same reference attached hereto.

(f) Amendment and Restatement of Schedule 5.1.3. Schedule 5.1.3 to the Credit Agreement is hereby amended and restated in its entirety in the form bearing the same reference attached hereto.

(g) Amendment and Restatement of Exhibit 7.3.3 [Quarterly Compliance Certificate]. Exhibit 7.3.3 to the Credit Agreement is hereby amended and restated in its entirety in the form bearing the same reference attached hereto.

3. Conditions to Effectiveness. The amendments contained in Section 2 of this Third Amendment shall become effective upon each of the following conditions being satisfied to the satisfaction of the Agent:

(a) Execution and Delivery of Third Amendment. The Borrower, the Guarantors, the Required Lenders and the Agent shall have executed this Third Amendment and all other documentation referred to below shall have been executed and delivered all to the reasonable satisfaction of the Borrower, the Required Lenders and the Agent.

(b) Organization, Authorization and Incumbency. There shall be delivered to the Agent for the benefit of each Lender a certificate, dated the date hereof and signed by the Secretary or an Assistant Secretary of each Loan Party, certifying as appropriate as to:

(i) all action taken by such party in connection with this Third Amendment and the other documents executed and delivered in connection herewith, together with authorizing resolutions on behalf of each of the Loan Parties evidencing same;

(ii) the names of the officer or officers authorized to sign this Third Amendment and the other documents executed and delivered in connection herewith and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of the Loan Parties for purposes of the Loan Documents and the true signatures of such officers, on which the Agent and each Lender may conclusively rely; and

(iii) copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation and limited liability company agreement, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower in each state where organized or qualified to do business; provided, however, that the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Agent remain in full force and effect and have not been modified, amended, or rescinded.

(c) Fees. The Borrower shall have paid: to the Agent, for the benefit of the Lenders consenting, in writing, to the Third Amendment on or before the Third Amendment Date, the fees due and payable pursuant to the Fee Letter dated February 1, 2013.

4. Miscellaneous.

(a) Representations and Warranties. By its execution and delivery hereof to the Agent, each of the Loan Parties represents and warrants to the Agent and the Lenders that (i) such Loan Party has duly authorized, executed and delivered this Third Amendment, (ii) the representations and warranties of the Loan Parties contained in Article 5 of the Credit Agreement are true and accurate in all material respects on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof (provided that representations and warranties which relate solely to an earlier date or time shall be true and correct in all material respects on and as of the specific dates or times referenced to therein), (iii) the Loan Parties have performed and complied with all covenants and conditions of the Credit Agreement and this Third Amendment and (iv) no Event of Default or Potential Default under the Credit Agreement has occurred and is continuing or exists.

3

(b) Full Force and Effect. All provisions of the Credit Agreement remain in full force and effect on and after the date hereof except as expressly amended hereby. The parties do not amend any provisions of the Credit Agreement except as expressly amended hereby.

(c) Counterparts. This Third Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of such counterparts together shall constitute one and the same instrument.

(d) Incorporation into Credit Agreement. This Third Amendment shall be incorporated into the Credit Agreement by this reference. All representations, warranties, Events of Default and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.

(e) Governing Law. This Third Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict of laws principles.

(f) Payment of Fees and Expenses. The Borrower unconditionally agrees to pay and reimburse the Agent and save the Agent harmless against liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements of the Agent, including, without limitation, the reasonable fees and expenses of counsel incurred by the Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Third Amendment and all other documents or instruments to be delivered in connection herewith.

(g) No Novation. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. Borrower, the Guarantors, each Lender, and the Agent acknowledge and agree that this Third Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.

[SIGNATURE PAGES FOLLOW]

4

[SIGNATURE PAGE TO PVR FINCO LLC THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Third Amendment as of the day and year first above written.

BORROWER:

PVR FINCO LLC

By:	/s/ Robert B. Wallace
Name:	Robert B. Wallace
Title:	Executive Vice President & Chief Financial Officer

[SIGNATURE PAGE TO PVR FINCO LLC THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

GUARANTORS:

CONNECT ENERGY SERVICES, LLC
CONNECT GAS PIPELINE LLC
DULCET ACQUISITION LLC
FIELDCREST RESOURCES LLC
K RAIL LLC
KANAWHA RAIL LLC
LJL, LLC
LOADOUT LLC
PENN VIRGINIA OPERATING CO., LLC
PVR GAS GATHERING, LLC
PVR GAS PIPELINE, LLC
PVR GAS PROCESSING, LLC
PVR HYDROCARBONS LLC
PVR LAVERNE GAS PROCESSING, LLC
PVR MARCELLUS GAS GATHERING, LLC
PVR NEPA GAS GATHERING, LLC
PVR MIDSTREAM LLC
PVR WATER SERVICES, LLC
SUNCREST RESOURCES LLC
TONEY FORK LLC

By:	/s/ Robert B. Wallace
Name:	Robert B. Wallace
Title:	Executive Vice President & Chief Financial Officer of each of the above-listed entities

PVR PARTNERS, L.P.

By:	PVR GP, LLC, its sole general partner

	By:	/s/ Robert B. Wallace
	Name:	Robert B. Wallace
	Title:	Executive Vice President & Chief Financial Officer

[SIGNATURE PAGE TO PVR FINCO LLC THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDERS:

PNC BANK, NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ Richard C. Munsick
Name:	Richard C. Munsick
Title:	Senior Vice President

[SIGNATURE PAGE TO PVR FINCO LLC THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ Sandra Serie
Name:	Sandra Serie
Title:	Vice President

[SIGNATURE PAGE TO PVR FINCO LLC THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

BOKF, N.A. d/b/a Bank of Oklahoma

By:	/s/ Eric Griffin
Name:	Eric Griffin
Title:	Assistant Vice President

[SIGNATURE PAGE TO PVR FINCO LLC THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

BARCLAYS BANK PLC

By:	/s/ Sreedhar R. Kona
Name:	Sreedhar R. Kona
Title:	Assistant Vice President

[SIGNATURE PAGE TO PVR FINCO LLC THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Troy R. Weaver
Name:	Troy R. Weaver
Title:	Senior Vice President

[SIGNATURE PAGE TO PVR FINCO LLC THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

CAPITAL ONE, N.A.

By:	/s/ Nancy M. Mak
Name:	Nancy M. Mak
Title:	Senior Vice President

[SIGNATURE PAGE TO PVR FINCO LLC THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

CITIBANK, N.A.

By:	/s/ John Miller
Name:	John Miller
Title:	Vice President

[SIGNATURE PAGE TO PVR FINCO LLC THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

COMERICA BANK

By:	/s/ John S. Lesikar
Name:	John S. Lesikar
Title:	Vice President

[SIGNATURE PAGE TO PVR FINCO LLC THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Kevin Chichester
Name:	Kevin Chichester
Title:	Director

By:	/s/ Calli S. Hayes
Name:	Calli S. Hayes
Title:	Managing Director

[SIGNATURE PAGE TO PVR FINCO LLC THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Stephanie Balette
Name:	Stephanie Balette
Title:	Authorized Officer

[SIGNATURE PAGE TO PVR FINCO LLC THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

[SIGNATURE PAGE TO PVR FINCO LLC THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

SUNTRUST BANK

By:	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Vice President

[SIGNATURE PAGE TO PVR FINCO LLC THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

TD BANK, N.A.

By:	/s/ Vijay Prasad
Name:	Vijay Prasad
Title:	Senior Vice President

[SIGNATURE PAGE TO PVR FINCO LLC THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK

By:	/s/ Joshua D. Elsea
Name:	Joshua D. Elsea
Title:	Vice President, Large Corporate Banking

[SIGNATURE PAGE TO PVR FINCO LLC THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Stuart Gibson
Name:	Stuart Gibson
Title:	Authorised Signatory

[SIGNATURE PAGE TO PVR FINCO LLC THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

UBS LOAN FINANCE LLC

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

[SIGNATURE PAGE TO PVR FINCO LLC THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

UNION BANK

By:	/s/ Richard G. Reeves
Name:	Richard G. Reeves
Title:	Senior Vice President – Mining & Minerals

[SIGNATURE PAGE TO PVR FINCO LLC THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

FIRST COMMONWEALTH BANK

By:	/s/ Robert S. Taylor, Jr.
Name:	Robert S. Taylor, Jr.
Title:	Senior Vice President

[SIGNATURE PAGE TO PVR FINCO LLC THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Daniel K. Hansen
Name:	Daniel K. Hansen
Title:	Vice President

[SIGNATURE PAGE TO PVR FINCO LLC THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, N.A.

By:	/s/ Jonathan R. Richardson
Name:	Jonathan R. Richardson
Title:	Senior Vice President

SCHEDULE 1.1(A)

Variable Pricing and Fees Based on Leverage Ratio

A. Commencing with the fiscal period ending June 30, 2012 and for each fiscal period through the fiscal period ending December 31, 2013, the Pricing Grid shall be:

Level	Leverage Ratio	Euro-Rate Margin (Loan)	Base Rate Margin (Loan)	Commitment Fee	Applicable Letter of Credit Fee
I	Less than or equal to 3.00 to 1.00	1.750%	0.750%	0.375%	1.750%
II	Greater than 3.00 to 1.00 but less than or equal to 3.50 to 1.00	2.000%	1.000%	0.375%	2.000%
III	Greater than 3.50 to 1.00 but less than or equal to 4.00 to 1.00	2.250%	1.250%	0.500%	2.250%
IV	Greater than 4.00 to 1.00 but less than or equal to 4.50 to 1.00	2.500%	1.500%	0.500%	2.500%
V	Greater than 4.50 to 1.00 but less than or equal to 5.00 to 1.00	2.750%	1.750%	0.500%	2.750%
VI	Greater than 5.00 to 1.00 but less than or equal to 5.50 to 1.00	3.000%	2.000%	0.500%	3.000%
VII	Greater than 5.50 to 1.00	3.500%	2.500%	0.500%	3.500%

The Borrower shall deliver a closing date compliance certificate that gives pro forma effect to the Chief Gathering Acquisition and pricing shall be set at the level of the Pricing Grid that corresponds to such pro forma Leverage Ratio until receipt of the compliance certificate of the Borrower for the fiscal quarter ending June 30, 2012.

B. Commencing with the fiscal period ending March 31, 2014 and for each fiscal period thereafter, the Pricing Grid shall be:

Level	Leverage Ratio	Euro-Rate Margin (Loan)	Base Rate Margin (Loan)	Commitment Fee	Applicable Letter of Credit Fee
I	Less than or equal to 3.00 to 1.00	1.750%	0.750%	0.375%	1.750%
II	Greater than 3.00 to 1.00 but less than or equal to 3.50 to 1.00	2.000%	1.000%	0.375%	2.000%
III	Greater than 3.50 to 1.00 but less than or equal to 4.00 to 1.00	2.250%	1.250%	0.500%	2.250%
IV	Greater than 4.00 to 1.00 but less than or equal to 4.50 to 1.00	2.500%	1.500%	0.500%	2.500%
V	Greater than 4.50 to 1.00	2.750%	1.750%	0.500%	2.750%

C. Notwithstanding the foregoing, at any time during which the Borrower has failed to deliver a compliance certificate to the Agent when due, upon the request of the Required Lenders, the Leverage Ratio shall be deemed, solely for the purpose of this Schedule 1.1(A), to be, (1) commencing with the fiscal period ending June 30, 2012 and for each fiscal period through the fiscal period ending December 31, 2013, Level VII of the applicable Pricing Grid, until such time as the Borrower shall deliver the required compliance certificate and (2) commencing with the fiscal period ending March 31, 2014 and for each fiscal period thereafter, Level V of the applicable Pricing Grid, until such time as the Borrower shall deliver the required compliance certificate. Notwithstanding the foregoing, the above interest rates shall be increased by (i) 25 basis points per annum if and for so long as the Borrower’s Corporate Family Rating under either Moody’s Investor Service, Inc. or Standard & Poor’s Ratings Services is less than Ba3 or BB- respectively and (ii) without duplication of the amount set forth in subclause (i) above, 50 basis points per annum if and for so long as the Borrower’s Corporate Family Rating under Moody’s Investor Service, Inc. and Standard & Poor’s Ratings Services is less than Ba3 or BB- respectively.

Any change in the Applicable Margin, Applicable Commitment Fee and the Applicable Letter of Credit Fee Rate shall be based upon the financial statements and compliance certificates provided pursuant to Sections 7.3.1 [Quarterly Financial Statements] and 7.3.2 [Annual Financial Statements] and shall become effective on the date such financial statements are due in accordance with Section 7.3.3 [Certificate of the Borrower].

If, as a result of any restatement of or other adjustment to the financial statements of the Loan Parties or for any other reason, the Loan Parties or the Lenders determine that (i) the Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Agent for the account of the applicable Lenders, promptly on demand by the Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to any Loan Party under the Bankruptcy Code of the United States, automatically and without further action by the Agent or any Lender), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Agent, or any Lender, as the case may be, under Section 2.9 [Letter of Credit Subfacility] or 3.3 [Interest After Default] or 8 [Default]. The Loan Parties’ obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder.

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 2 - Addresses for Notices to Borrower and Guarantors:

AGENT:

Name	PNC BANK, NATIONAL ASSOCIATION
Address:	P1-POPP-03-3
One PNC Plaza - 3rd Floor
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707
Attention:	Richard C. Munsick
Telephone:	(412) 762-4299
Telecopy:	(412) 762-2571

BORROWER:

Name	PVR FINCO LLC
Address:	Three Radnor Corporate Center - Suite 301
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Robert B. Wallace, Executive Vice President & Chief Financial Officer
Telephone:	(610) 975-8211
Telecopy:	(610) 975-8201
Email:	rwallace@pvrpartners.com
GUARANTORS:
Name	PVR NEPA GAS GATHERING, LLC
Address:	Three Radnor Corporate Center - Suite 301
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Robert B. Wallace, Chief Financial Officer
Telephone:	(610) 975-8211
Telecopy:	(610) 975-8201
Email:	rwallace@pvrpartners.com

Name	CONNECT ENERGY SERVICES, LLC
Address:	Three Radnor Corporate Center - Suite 301
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Robert B. Wallace, Chief Financial Officer
Telephone:	(610) 975-8211
Telecopy:	(610) 975-8201
Email:	rwallace@pvrpartners.com

Name	CONNECT GAS PIPELINE LLC
Address:	Three Radnor Corporate Center - Suite 301
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Robert B. Wallace, Chief Financial Officer
Telephone:	(610) 975-8211
Telecopy:	(610) 975-8201
Email:	rwallace@pvrpartners.com

Name	DULCET ACQUISITION LLC
Address:	Three Radnor Corporate Center - Suite 301
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Robert B. Wallace, Chief Financial Officer
Telephone:	(610) 975-8211
Telecopy:	(610) 975-8201
Email:	rwallace@pvrpartners.com

Name	FIELDCREST RESOURCES LLC
Address:	Three Radnor Corporate Center - Suite 301
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Robert B. Wallace, Chief Financial Officer
Telephone:	(610) 975-8211
Telecopy:	(610) 975-8201
Email:	rwallace@pvrpartners.com

Name	K RAIL LLC
Address:	Three Radnor Corporate Center - Suite 301
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Robert B. Wallace, Chief Financial Officer
Telephone:	(610) 975-8211
Telecopy:	(610) 975-8201
Email:	rwallace@pvrpartners.com

*	Unrestricted Subsidiary
+	Immaterial Subsidiary

Name	KANAWHA RAIL LLC
Address:	Three Radnor Corporate Center - Suite 301
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Robert B. Wallace, Chief Financial Officer
Telephone:	(610) 975-8211
Telecopy:	(610) 975-8201
Email:	rwallace@pvrpartners.com

Name	LJL, LLC
Address:	Three Radnor Corporate Center - Suite 301
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Robert B. Wallace, Chief Financial Officer
Telephone:	(610) 975-8211
Telecopy:	(610) 975-8201
Email:	rwallace@pvrpartners.com

Name	LOADOUT LLC
Address:	Three Radnor Corporate Center - Suite 301
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Robert B. Wallace, Chief Financial Officer
Telephone:	(610) 975-8211
Telecopy:	(610) 975-8201
Email:	rwallace@pvrpartners.com

Name	PENN VIRGINIA OPERATING CO., LLC
Address:	Three Radnor Corporate Center - Suite 301
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Robert B. Wallace, Chief Financial Officer
Telephone:	(610) 975-8211
Telecopy:	(610) 975-8201
Email:	rwallace@pvrpartners.com

Name	PVR PARTNERS, L.P.
Address:	Three Radnor Corporate Center - Suite 301
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Robert B. Wallace, Chief Financial Officer
Telephone:	(610) 975-8211
Telecopy:	(610) 975-8201
Email:	rwallace@pvrpartners.com

*	Unrestricted Subsidiary
+	Immaterial Subsidiary

Name	PVR GAS PIPELINE, LLC
Address:	Three Radnor Corporate Center - Suite 301
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Robert B. Wallace, Chief Financial Officer
Telephone:	(610) 975-8211
Telecopy:	(610) 975-8201
Email:	rwallace@pvrpartners.com

Name	PVR GAS PROCESSING, LLC
Address:	Three Radnor Corporate Center - Suite 301
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Robert B. Wallace, Chief Financial Officer
Telephone:	(610) 975-8211
Telecopy:	(610) 975-8201
Email:	rwallace@pvrpartners.com

Name	PVR HYDROCARBONS LLC
Address:	Three Radnor Corporate Center - Suite 301
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Robert B. Wallace, Chief Financial Officer
Telephone:	(610) 975-8211
Telecopy:	(610) 975-8201
Email:	rwallace@pvrpartners.com

Name	PVR LAVERNE GAS PROCESSING LLC
Address:	Three Radnor Corporate Center - Suite 301
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Robert B. Wallace, Chief Financial Officer
Telephone:	(610) 975-8211
Telecopy:	(610) 975-8201
Email:	rwallace@pvrpartners.com

Name	PVR MARCELLUS GAS GATHERING, LLC
Address:	Three Radnor Corporate Center - Suite 301
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Robert B. Wallace, Chief Financial Officer
Telephone:	(610) 975-8211
Telecopy:	(610) 975-8201
Email:	rwallace@pvrpartners.com

*	Unrestricted Subsidiary
+	Immaterial Subsidiary

Name	PVR MIDSTREAM LLC
Address:	Three Radnor Corporate Center - Suite 301
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Robert B. Wallace, Chief Financial Officer
Telephone:	(610) 975-8211
Telecopy:	(610) 975-8201
Email:	rwallace@pvrpartners.com

Name	PVR GAS GATHERING, LLC
Address:	Three Radnor Corporate Center - Suite 301
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Robert B. Wallace, Chief Financial Officer
Telephone:	(610) 975-8211
Telecopy:	(610) 975-8201
Email:	rwallace@pvrpartners.com

Name	PVR WATER SERVICES, LLC
Address:	Three Radnor Corporate Center - Suite 301
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Robert B. Wallace, Chief Financial Officer
Telephone:	(610) 975-8211
Telecopy:	(610) 975-8201
Email:	rwallace@pvrpartners.com

Name	SUNCREST RESOURCES LLC
Address:	Three Radnor Corporate Center - Suite 301
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Robert B. Wallace, Chief Financial Officer
Telephone:	(610) 975-8211
Telecopy:	(610) 975-8201
Email:	rwallace@pvrpartners.com

*	Unrestricted Subsidiary
+	Immaterial Subsidiary

Name	TONEY FORK LLC
Address:	Three Radnor Corporate Center - Suite 301
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Robert B. Wallace, Chief Financial Officer
Telephone:	(610) 975-8211
Telecopy:	(610) 975-8201
Email:	rwallace@pvrpartners.com

*	Unrestricted Subsidiary
+	Immaterial Subsidiary

SCHEDULE 5.1.3

Subsidiaries

OWNER

1.	Penn Virginia Operating Co., LLC, a Delaware limited liability company, owns 100% of the outstanding membership and voting interests in:

a.	Loadout LLC, a Delaware limited liability company

b.	K Rail LLC, a Delaware limited liability company

c.	Kanawha Rail LLC, a Virginia limited liability company

d.	Suncrest Resources LLC, a Delaware limited liability company

e.	Fieldcrest Resources LLC, a Delaware limited liability company

f.	Toney Fork LLC, a Delaware limited liability company

g.	Dulcet Acquisition LLC, a Delaware limited liability company

h.	LJL, LLC, a West Virginia limited liability company

2.	Loadout LLC owns 50% of the outstanding membership and voting interests in:

a.	Coal Handling Solutions LLC, a Delaware limited liability company*

b.	Kingsport Handling LLC, a Delaware limited liability company*

c.	Kingsport Services LLC, a Delaware limited liability company*

3.	Coal Handling Solutions LLC owns 50% of the outstanding membership and voting interests in:

a.	Covington Handling LLC, a Delaware limited liability company*

b.	Maysville Handling LLC, a Delaware limited liability company*

4.	PVR Midstream LLC, a Delaware limited liability company, owns 100% of the outstanding membership and voting interests in:

a.	PVR Gas Processing, LLC, a Delaware limited liability company

b.	PVR Hydrocarbons LLC, an Oklahoma limited liability company

c.	PVR Laverne Gas Processing LLC, an Oklahoma limited liability company+

d.	Connect Energy Services, LLC, a Delaware limited liability company

e.	Connect Gas Pipeline LLC, a Delaware limited liability company

f.	PVR Gas Pipeline, LLC, a Delaware limited liability company

g.	PVR Gas Gathering, LLC, a Delaware limited liability company

h.	PVR Marcellus Gas Gathering, LLC, a Delaware limited liability company and 25% of the outstanding membership and voting interests in:

i.	Thunder Creek Gas Services, L.L.C., a Wyoming limited liability company*

*	Unrestricted Subsidiary
+	Immaterial Subsidiary

and 50% of the outstanding limited partnership interests, a non-voting interest, in

j.	Leon Limited Partnership I, an Oklahoma limited partnership*

and 91% of the outstanding limited partnership interests, a non-voting interest, in

k.	CBC/Leon Limited Partnership, an Oklahoma limited partnership*

5.	Leon Limited Partnership I owns a 5.43% partnership interest in Bright Star Partnership, a Texas partnership*

6.	CBC/Leon Limited Partnership owns a 4.57% partnership interest in Bright Star Partnership, a Texas partnership*

7.	PVR Marcellus Gas Gathering, LLC owns 100% of the outstanding membership and voting interests in:

a.	PVR NEPA Gas Gathering, LLC, a Texas limited liability company

b.	PVR Water Services, LLC, a Delaware limited liability company

8.	PVR Water Services, LLC owns 51% of the outstanding membership and voting interests in Aqua-PVR Water Services, LLC, a Delaware limited liability company*

*	Unrestricted Subsidiary
+	Immaterial Subsidiary

Unrestricted Subsidiaries

a.	CBC/Leon Limited Partnership, an Oklahoma limited partnership

b.	Leon Limited Partnership I, an Oklahoma limited partnership

c.	Bright Star Partnership, a Texas partnership

d.	Coal Handling Solutions LLC, a Delaware limited liability company

e.	Covington Handling LLC, a Delaware limited liability company

f.	Maysville Handling LLC, a Delaware limited liability company

g.	Kingsport Handling LLC, a Delaware limited liability company

h.	Kingsport Services LLC, a Delaware limited liability company

i.	Thunder Creek Gas Services, L.L.C., a Wyoming limited liability company

k.	Aqua-PVR Water Services, LLC, a Delaware limited liability company

Immaterial Subsidiaries

a.	PVR Laverne Gas Processing, LLC, an Oklahoma limited liability company

EXHIBIT 7.3.3

QUARTERLY COMPLIANCE CERTIFICATE

                    ,

PNC Bank, National Association, as Agent

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

Ladies and Gentlemen:

I refer to the Amended and Restated Credit Agreement dated as of August 13, 2010 (as amended and as the same may be amended, restated, modified or supplemented from time to time, the “Credit Agreement”) among PVR FINCO LLC (the “Borrower”), each of the Guarantors now or hereafter party thereto, the Lenders now or hereafter party thereto (the “Lenders”) and PNC Bank, National Association, in its capacity as administrative agent for the Lenders (in such capacity, the “Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

I,                     , [Chief Executive Officer/President/Chief Financial Officer] of the Borrower, do hereby certify in my capacity as [Chief Executive Officer/President/Chief Financial Officer] as of the [quarter/year ended                     ,             ] (the “Report Date”), as follows (each calculation determined and consolidated in accordance with GAAP):

1. Maximum Leverage Ratio1. The ratio of (A) Consolidated Total Indebtedness of the Parent and its Restricted Subsidiaries to (B) Consolidated EBITDA of the Parent and its Restricted Subsidiaries is             to 1.0, which ratio does not exceed the permitted ratio of 6.50 to 1.00 commencing with the fiscal period ending June 30, 2012 through the fiscal period ending December 31, 2012, 5.75 to 1.00 commencing with the fiscal period ending March 31, 2013 through the fiscal period ending June 30, 2013, 5.50 to 1.00 commencing with the fiscal period ending September 30, 2013 through the fiscal period ending December 31, 2013, and 5.25 to 1.00 commencing with the fiscal period ending March 31, 2014 and for each fiscal period thereafter, Consolidated Total Indebtedness of the Parent and its Restricted Subsidiaries and Consolidated EBITDA of the Parent and its Restricted Subsidiaries being determined as in (A) and (B) below.

(a)	Consolidated Total Indebtedness of the Parent and its Restricted Subsidiaries on a consolidated basis, as of the end of the fiscal quarter of the Parent ending as of the Report Date as to any and all indebtedness, obligations or liabilities for or in respect of the following and computed as follows; provided, however, that

[1]	See § 7.2.16 of the Credit Agreement.

PNC Bank, National Association, as Agent Page 2	Report for the Fiscal [Quarter/Year] Ending

Consolidated Total Indebtedness shall exclude (a) any surety bonds under clause (iii) below and(b) net obligations under clause (iv) below (exclusive of any mark-to-market adjustment not requiring any actual cash payment or settlement):

(i)	borrowed money	$

(ii)	amounts raised under or liabilities in respect of any note purchase or acceptance credit facility	$

(iii)	the face amount of all letters of credit (including standby and commercial), banker’s acceptances, surety bonds, and similar instruments issued for the account of such Person, and, without duplication, all drafts drawn and unpaid thereunder	$

(iv)	net obligations under any Hedging Transaction, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device in an amount equal to (a) if such Hedging Transaction or other device has been closed out, the termination value thereof, or (b) if such Hedging Transaction or other device has not been closed out, the mark-to-market value thereof determined on the basis of readily available quotations provided by any recognized dealer in such Hedging Transaction or device	$

(v)	any other transaction (including forward sale or purchase agreements, deferred purchase price arrangements (excluding contingent purchase price payments required under purchase agreements related to Permitted Acquisition to the extent that such contingent purchase price payments are not yet earned or determinable), title retention device, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by the Parent or any of its Restricted Subsidiaries to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than sixty (60) days past due)	$

PNC Bank, National Association, as Agent Page 3	Report for the Fiscal [Quarter/Year] Ending

(vi)	any Guaranty by the Parent or any of its Restricted Subsidiaries of Indebtedness for borrowed money	$

(vii)	unsecured indebtedness in connection with senior subordinated note offerings	$

(viii)	sum of items (i) through (vii) equals Consolidated Total Indebtedness	$

(b)	Consolidated EBITDA of the Parent and its Restricted Subsidiaries as of the end of each fiscal quarter of the Parent for the four fiscal quarters ending as of the Report Date[2], computed as follows:

(i)	consolidated net income after deducting all operating expenses, provisions for all taxes and reserves (including reserves for all deferred income taxes) and all other proper deductions (excluding non-cash extraordinary items of gain and loss (including without limitation those items created by mandated changes in accounting treatment), and gains or losses accounted for on the equity method, except to the extent of cash distributions received during such period)	$

(ii)	all interest (including the interest portion of any capitalized lease obligations)	$

(iii)	all letter of credit fees or commissions due and payable by the Parent and its Restricted Subsidiaries with regard to Indebtedness	$

(iv)	the sum of items (ii) and (iii) equals Consolidated Interest Expense	$

(v)	income taxes	$

(vi)	depletion expense	$

(vii)	depreciation expense	$

(viii)	amortization expense	$

[2]	See definition of “Consolidated EBITDA” in § 1.1 of the Credit Agreement: Dispositions by the Loan Parties with respect to a business or assets pursuant to Section 7.2.7 of the Credit Agreement shall be treated as if consummated at the beginning of such period.

PNC Bank, National Association, as Agent Page 4	Report for the Fiscal [Quarter/Year] Ending

(ix)	non-recurring transaction costs expensed (in accordance with GAAP) by the Loan Parties in connection with the Chief Gathering Acquisition and the equity and debt financings related thereto in an aggregate amount not to exceed $40,000,000	$

(x)	[actual transition expenses incurred during the fiscal years 2010 and 2011 (including, without limitation, a one-time, non-cash charge for the vesting of equity awards relating to the separation from PVA), in an amount equal to $ ][3]	$

(xi)	sum of items (i), (iv) and (v) through [(ix)][(x)] equals Consolidated EBITDA	$

2.	Minimum Interest Coverage Ratio[4]. The ratio of (A) Consolidated EBITDA of the Parent and its Restricted Subsidiaries to (B) Consolidated Interest Expense of the Parent and its Restricted Subsidiaries, each as calculated below, as of the end of each fiscal quarter of the Parent for the four fiscal quarters ending as of the Report Date is to 1.0, which ratio is not less than the permitted ratio of 2.5 to 1.0.

(a)	Consolidated EBITDA of the Parent and its Restricted Subsidiaries from item (1)(B)[(x)][(xi)] above	$

(b)	Consolidated Interest Expense of the Parent and its Restricted Subsidiaries from item (1)(B)(iv) above	$

3.	Maximum Senior Secured Leverage Ratio[5]. The ratio of (A) Consolidated Senior Secured Indebtedness of the Parent and its Restricted Subsidiaries to (B) Consolidated EBITDA of the Parent and its Restricted Subsidiaries is to 1.0, which ratio does not exceed the permitted ratio of 4.00 to 1.00, Consolidated Senior Secured Indebtedness of the Parent and its Restricted Subsidiaries and Consolidated EBITDA of the Parent and its Restricted Subsidiaries being determined as in (A) and (B) below.

(a)	Consolidated Senior Secured Indebtedness of the Parent and its Restricted Subsidiaries on a consolidated basis, as of the end of the fiscal quarter of the Parent ending as of the Report Date as to any and all indebtedness, obligations or liabilities set forth in Item 1(A) above that are secured by a senior secured first Lien on real or personal property, which amount equals $ .

(b)	Consolidated EBITDA of the Parent and its Restricted Subsidiaries as of the end of each fiscal quarter of the Parent for the four fiscal quarters ending as of the Report Date as set forth in Item 1(B) above, which amount equals $ .

[3]	(ix) only applies in reference to fiscal years 2010 and 2011 and is limited to an aggregate amount of $7,500,000
[4]	See § 7.2.17 of the Credit Agreement.
[5]	See § 7.2.18 of the Credit Agreement.

PNC Bank, National Association, as Agent Page 5	Report for the Fiscal [Quarter/Year] Ending

4.	Limitation on Investments. The aggregate amount of investments of the Loan Parties (other than the Parent) and the Loan Parties’ Restricted Subsidiaries, other than investments permitted by items (i) through (iv) of Section 7.2.4 of the Credit Agreement, as of the Report Date is $ , which does not exceed the permitted amount of fifteen percent (15%) of Consolidated Assets allowed for investment in Unrestricted Subsidiaries, as set forth in item (v) of Section 7.2.4 of the Credit Agreement.

5.	Limitation on Indebtedness. As of the Report Date (a) the aggregate amount of Indebtedness incurred by the Loan Parties (other than the Parent) and the Loan Parties’ Restricted Subsidiaries in respect of capital leases and secured by Purchase Money Security Interests totals $ , which amount does not exceed the permitted amount of $5,000,000 as set forth in item (iv) of Section 7.2.1 of the Credit Agreement, and (b) the aggregate principal amount of other unsecured Indebtedness permitted under item (ix) of Section 7.2.1 of the Credit Agreement totals $ , which amount does not exceed the permitted amount of $15,000,000 as set forth in such item.

6.	Limitation on Dispositions of Assets or Subsidiaries. Consolidated Assets of the Loan Parties equals $ . As of the Report Date, sales, transfers or leases of assets of the Loan Parties (other than the Parent) and the Loan Parties’ Subsidiaries, other than those specifically excepted by items (i) through (iii) of Section 7.2.7 of the Credit Agreement, total $ which amount is % of Consolidated Assets and does not exceed the permitted amount of $ in any fiscal year of the Parent, which permitted amount equals [select one as applicable: 2.5% of Consolidated Assets as set forth in item (iv) of Section 7.2.7 of the Credit Agreement[6] or 10% of Consolidated Assets as set forth in item (v) of Section 7.2.7 of the Credit Agreement and the Sale Proceeds were reinvested in replacement or substitute assets or applied as a mandatory prepayment in accordance with such item].

7.	Covenants, Conditions, Representations, Warranties, Event of Default or Potential Default. As of the date hereof, all of the representations and warranties of the Loan Parties contained in Section 5 of the Credit Agreement and in the other Loan Documents are true in all material respects on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true on and as of the specific dates or times referred to therein); and no Event of Default or Potential Default exists and is continuing.

[6]	When such sale, transfer or lease of assets is added to all other such sales, transfers or leases of assets since the Closing Date, the aggregate amount of all such sales, transfers or leases of assets does not exceed $ , which is 10% of the Consolidated Assets.

PNC Bank, National Association, as Agent Page 6	Report for the Fiscal [Quarter/Year] Ending

[SIGNATURE PAGE TO FOLLOW]

[SIGNATURE PAGE TO QUARTERLY COMPLIANCE CERTIFICATE]

IN WITNESS WHEREOF, the undersigned has executed this Certificate this     day of             , 20            .

PVR FINCO LLC

By:
Name:
Title:	[Chief Executive Officer / President /
Chief Financial Officer]